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                       Supplement to Resource B Prospectus
                          Supplement dated May 1, 2003
                         to Prospectus dated May 1, 2002


          The disclosure set forth below replaces the information found on pages 3 and 4 of the prospectus.
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                  SAFECO RESOURCE VARIABLE ACCOUNT B FEE TABLE
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PARTICIPANT TRANSACTION EXPENSES (See Note 2)
Contingent Deferred Sales Charge (as a percentage of the amount withdrawn)
     No charge for first 10% of certificate value withdrawn in a certificate year. Thereafter, the charge is:
                   year 1.........9%                year 4..........7%                  year 7..........4%
                   year 2.........9%                year 5..........6%                  year 8..........2%
                   year 3.........8%                year 6..........5%                  year 9+.........0%


Transfer Charge
     No charge for first four transfers in a certificate year; thereafter, the charge is $10 per transfer.

ANNUAL ADMINISTRATION CHARGE
     $30
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SEPARATE ACCOUNT ANNUAL EXPENSES                                      Mortality and Expense Risk Premium....................  1.25%
(as a percentage of average account value)
                                                                      Asset Related Administration Charge................... None

                                                                      Total Separate Account Annual Expenses................  1.25%
                                                                                                                              =====
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PORTFOLIO FEE WAIVERS AND EXPENSE REIMBURSEMENTS
In some cases, the fund advisers or other parties agree to waive or reimburse all or a portion of the portfolio expenses. For those portfolios where such an agreement exists, the expenses absent waiver or reimbursement would have been higher. In cases where this waiver or reimbursement is voluntary, the expense information in the table below has been restated to reflect what the fees would have been without the voluntary waiver or reimbursement. Please see the individual portfolio prospectuses for more detailed information about portfolio expenses.


In addition, we have a Fund Participation Agreement with the non-Safeco fund manager that describes the administrative practices and responsibilities of the parties. To the extent it performs services for the fund, Safeco Life may receive an asset based administrative fee from the fund's adviser or distributor that is not deducted from the portfolio's assets.
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PORTFOLIO EXPENSES                                                           Management              Other             Total Annual
(as a percentage of average net assets)                                         Fees               Expenses              Expenses
                                                                                 (after any reimbursement and waiver agreement)
------------------------------------------------------------------------ ----------------------------------------------------------

     Safeco RST Equity Portfolio                                                 0.74%                0.03%                 0.77%
     Safeco RST Growth Opportunities Portfolio                                   0.74%                0.05%                 0.79%
     Safeco RST Northwest Portfolio                                              0.74%                0.10%                 0.84%
     Safeco RST Bond Portfolio                                                   0.74%                0.10%                 0.84%
     Safeco RST Money Market Portfolio (a)                                       0.65%                0.14%                 0.79%

     Scudder VS I Balanced Portfolio                                             0.48%                0.08%                 0.56%
     Scudder VS I International Portfolio                                        0.87%                0.16%                 1.03%

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     (a) Safeco Asset Management Company voluntarily waived a portion of the investment advisory fee for the Safeco RST Money Market Portfolio. The waiver ranged from 0.10% at January 25, 2002 to 0.55% at December 31, 2002. The waiver expired December 31, 2002.

The above portfolio expenses were provided by the portfolios. We have not independently verified the accuracy of the information.
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Explanation of Fee Table

1. The purpose of the Fee Table is to show the various expenses you will incur directly and indirectly by investing in the certificate. The Fee Table reflects expenses of the Separate Account as well as the portfolios. Changes to the portfolio expenses affect the results of the expense Examples in your prospectus. Although we have chosen not to update the Examples here, they still generally show how expenses and charges affect your certificate value.

2. There are situations where all or some of the participant transaction expenses do not apply. See Section 5 - Expenses for a complete discussion.